Exhibit (h)(11)

November 22, 2010

State Street Bank and Trust Company

4 Copley Place, 5th Floor

Boston, MA 02116

Attn:  Fund Administration Department

Ladies and Gentlemen:

Reference is made to the Sub-Administration Agreement between us dated as of January 1, 2008, including Appendix A as amended and restated most recently on December 3, 2010 (the “Agreement”).

Pursuant to the Agreement, this letter is to provide written notice of the creation of 4 additional classes, namely the MassMutual Premier Short-Duration Bond Fund Class Z, MassMutual Premier Core Bond Fund Class Z, MassMutual Premier Diversified Bond Fund Class Z and MassMutual Premier Focused International Fund Class Z (the “Additional Classes”).

In accordance with the appointment provision of Section 1 of the Agreement, we request that you confirm that you have acted since their respective formation, and will act, as Sub-Administrator with respect to the Additional Classes and that Appendix A to the Agreement be amended in its entirety and replaced with a new Appendix A annexed hereto.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one to Massachusetts Mutual Life Insurance Company and retaining one copy for your records.

Very truly yours,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Eric Wietsma
Name:	Eric Wietsma
Title:	Senior Vice President

Accepted:

MASSMUTUAL SELECT FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Name:	Nicholas Palmerino
Title:	CFO and Treasurer

Accepted:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Michael Rogers
Name:	Michael Rogers
Title:	Executive Vice President

Appendix A

As of December 3, 2010, this Appendix A forms a part of the Amended, Restated and Consolidated Sub-Administration Agreement dated as of January 1, 2008 (the “Consolidated Agreement”) between State Street Bank and Trust Company, Massachusetts Mutual Life Insurance Company and the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of December 3, 2010, this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds Portfolios	Classes
MassMutual Select Aggressive Growth Fund	A, Y, S, L, N
MassMutual Select Blue Chip Growth Fund	A, Y, S, L, N
MassMutual Select Core Opportunities Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2010 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2015 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2020 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2025 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2030 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2035 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2040 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2045 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement 2050 Fund	A, Y, S, L, N
MassMutual Select Destination Retirement Income Fund	A, Y, S, L, N
MassMutual Select Diversified International Fund	A, Y, S, L, N
MassMutual Select Diversified Value Fund	A, Y, S, L, N
MassMutual Select Focused Value Fund	A, Y, S, L, N, Z
MassMutual Select Fundamental Value Fund	A, Y, S, L, N, Z
MassMutual Select Global Allocation Fund	A, Y, S, L, N
MassMutual Select Indexed Equity Fund	A, Y, S, L, N, Z
MassMutual Select Large Cap Growth Fund	A, Y, S, L, N
MassMutual Select Large Cap Value Fund	A, Y, S, L, N
MassMutual Select Mid Cap Growth Equity Fund	A, Y, S, L, N
MassMutual Select Mid Cap Growth Equity II Fund	A, Y, S, L, N, Z
MassMutual Select Mid-Cap Value Fund	A, Y, S, L, N
MassMutual Select NASDAQ-100® Fund	A, Y, S, L, N
MassMutual Select Overseas Fund	A, Y, S, L, N, Z
MassMutual Select PIMCO Total Return Fund	A, Y, S, L, N, Z
MassMutual Select Small Cap Growth Equity Fund	A, Y, S, L, N, Z
MassMutual Select Small Cap Value Equity Fund	A, Y, S, L, N
MassMutual Select Small Company Growth Fund	A, Y, S, L, N
MassMutual Select Small Company Value Fund	A, Y, S, L, N, Z
MassMutual Select Strategic Balanced Fund	A, Y, S, L, N
MassMutual Select Strategic Bond Fund	A, Y, S, L, N
MassMutual Select Value Equity Fund	A, Y, S, L, N

MassMutual Premier Funds Portfolios	Classes
MassMutual Premier Balanced Fund	A, Y, S, L, N
MassMutual Premier Capital Appreciation Fund	A, Y, S, L, N

MassMutual Premier Core Bond Fund	A, Y, S, L, N, Z
MassMutual Premier Discovery Value Fund	A, Y, S, L, N
MassMutual Premier Diversified Bond Fund	A, Y, S, L, N, Z
MassMutual Premier Enhanced Index Core Equity Fund	A, Y, S, L, N
MassMutual Premier Enhanced Index Growth Fund	A, Y, S, L, N
MassMutual Premier Enhanced Index Value Fund	A, Y, S, L, N
MassMutual Premier Focused International Fund	A, Y, S, L, N, Z
MassMutual Premier Global Fund	A, Y, S, L, N
MassMutual Premier High Yield Fund	A, Y, S, L, N
MassMutual Premier Inflation-Protected and Income Fund	A, Y, S, L, N
MassMutual Premier International Bond Fund	A, Y, S, L, N
MassMutual Premier International Equity Fund	A, Y, S, L, N
MassMutual Premier Main Street Fund	A, Y, S, L, N
MassMutual Premier Main Street Small Cap Fund	A, Y, S, L, N
MassMutual Premier Money Market Fund	A, Y, S, N
MassMutual Premier Short-Duration Bond Fund	A, Y, S, L, N, Z
MassMutual Premier Small Company Opportunities Fund	A, Y, S, L, N
MassMutual Premier Strategic Emerging Markets Fund	A, Y, S, L, N
MassMutual Premier Value Fund	A, Y, S, L, N

MML Series Investment Fund Portfolios	Classes
MML Aggressive Allocation Fund	Initial, Service
MML American Funds® Core Allocation Fund	Service I
MML American Funds® Growth Fund	Service I
MML American Funds® International Fund	Service I
MML Asset Allocation Fund	Initial, Service
MML Balanced Allocation Fund	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Concentrated Growth Fund	I, II, Service I
MML Conservative Allocation Fund	Initial, Service
MML Emerging Growth Fund	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth & Income Fund	Initial, Service
MML Growth Allocation Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML Large Cap Growth Fund	Initial, Service
MML Large Cap Value Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund	Initial, Service
MML NASDAQ-100® Fund	Initial, Service
MML PIMCO Total Return Fund	II, Service I
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Cap Index Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service

MML Series Investment Fund II Portfolios	Classes
MML Blend Fund	Initial, Service
MML China Fund	II, Service I
MML Enhanced Index Core Equity Fund	Initial, Service
MML Equity Fund	Initial, Service
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML Managed Bond Fund	Initial, Service
MML Money Market Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Strategic Emerging Markets Fund	II, Service I

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY		STATE STREET BANK AND TRUST COMPANY

By:	/s/ Eric Wietsma	By:	/s/ Michael F. Rogers
	Eric Wietsma		Michael F. Rogers
Title:	Senior Vice President	Title:	Executive Vice President

MASSMUTUAL SELECT FUNDS		MASSMUTUAL PREMIER FUNDS

By:	/s/ Nicholas Palmerino	By:	/s/ Nicholas Palmerino
	Nicholas Palmerino		Nicholas Palmerino
Title:	CFO and Treasurer	Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:	/s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:	/s/ Nicholas Palmerino
Nicholas Palmerino
Title:	CFO and Treasurer